                                                                EXHIBIT 4.09
                                    ANNEX I

                 [IF THE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT - This Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Depositary") or a nominee of the Depositary. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

                 Unless this Preferred Security is presented by an authorized representative of the Depositary to the Trust or its agent for registration of transfer, exchange or payment, and any Preferred Security issued is registered in the name of CEDE & Co. or such other name as is requested by an authorized representative of the Depositary and any payment hereon is made to CEDE & Co. or such other entity as is requested by an authorized representative of the Depositary, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, CEDE & Co., has an interest herein.]

Certificate Number                                Number of Preferred Securities

                                                          CUSIP NO. 844887 20 8



                  Certificate Evidencing Preferred Securities

                                       of

                            SOUTHWEST GAS CAPITAL I


                              Preferred Securities
                (liquidation amount $25 per Preferred Security)


                 SOUTHWEST GAS CAPITAL I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that ___________________________ (the "Holder") is the registered owner of preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 9.125% Trust Originated Preferred Securities (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the





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books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of October 26, 1995 as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Exhibit A to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

         Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

         By acceptance, the holder agrees to treat for United States federal income tax purposes, the Notes as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Notes.

         IN WITNESS WHEREOF, the Trust has executed this certificate this _____ day of _______________, ______.

                                           George C. Biehl
                                           as Trustee



                                           -------------------------------




                                           Jeffrey W. Shaw
                                           as Trustee



                                           -------------------------------






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                                   ASSIGNMENT


FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

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--------------------------------------------------------------------------------
(Insert assignee's social security or tax identification number)


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--------------------------------------------------------------------------------
(Insert address and zip code of assignee) and irrevocably appoints)

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agent to transfer this Preferred Security Certificate on the books of the Trust.
The agent may substitute another to act for him or her.

Date:
     -------------------------

Signature:
          -----------------------------------
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)





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
                                    ANNEX II


Certificate Number                                   Number of Common Securities


                    Certificate Evidencing Common Securities

                                       of

                            SOUTHWEST GAS CAPITAL I


                               Common Securities
                  (liquidation amount $25 per Common Security)


         SOUTHWEST GAS CAPITAL I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that _______________ (the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 9.125% Trust Originated Common Securities
(liquidation amount $25 per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of October 26, 1995, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Exhibit A to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration.

         The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Trust will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to the Holder without charge upon written request to the Trust at its principal place of business.

         Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder.

         By acceptance, the Holder agrees to treat for United States federal income tax purposes the Notes as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Notes.





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         IN WITNESS WHEREOF, the Trust has executed this certificate this _____
day of _______________, ______.

                                           George C. Biehl
                                           as Trustee



                                           -------------------------------




                                           Jeffrey W. Shaw
                                           as Trustee



                                           -------------------------------






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                                   ASSIGNMENT


FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(Insert assignee's social security or tax identification number)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(Insert address and zip code of assignee) and irrevocably appoints)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
     -------------------------

Signature:
          -----------------------------------
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)





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